Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 4 dated as of February 8, 2007 (this “Amendment”), to the Credit Agreement dated as of October 6, 2005 (the “Credit Agreement”), among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Borrower”), NEIMAN MARCUS, INC. (formerly known as Newton Acquisition, Inc.), a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the Lenders (as defined in Article I of the Credit Agreement), and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.            Pursuant to the Credit Agreement, the Lenders have made loans to the Borrower.

B.            The Borrower and the Lenders have agreed to amend the Credit Agreement as set forth herein.

C.            Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment.  The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the table therein as follows:

Consolidated Leverage Ratio	ABR Spread	LIBOR Rate Spread

Category 1 Greater than or equal to 4.50 to 1.00	1.00%	2.00%

Category 2 Less than 4.50 to 1.00	0.75%	1.75%

SECTION 2.  Effectiveness.  This Amendment shall become effective as of the date set forth above on the date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and each Lender (after giving effect to any prior or concurrent assignment, whether pursuant to the mandatory assignment provisions set forth in Section 9.02(e) of the Credit Agreement or otherwise) and (b) the Administrative Agent and its Affiliates shall have received all fees required to be paid by the Borrower in connection with the Amendment, and reimbursement from the Borrower of all expenses related thereto for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel).

SECTION 3.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 4.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

THE NEIMAN MARCUS GROUP, INC.,

by	/s/	Stacie Shirley
	Name:	Stacie Shirley
	Title:	Vice President, Finance & Treasurer

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, individually and as Administrative
Agent,

by	/s/	Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by	/s/	Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Halcyon Structured Asset Management CLO I Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Lender: Halcyon Loan Investors CLO I Ltd.

by	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC.

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-in-Fact

Name of Lender: Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-in-Fact

Name of Lender: Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC.

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-in-Fact

Name of Lender: GOF Loan Funding LLC

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC.

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-in-Fact

Name of Lender:

By: Callidus Debt Partners CLO Fund II, Ltd
By: Its Collateral Manager, Callidus Capital Management, LLC

by	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Name of Lender:

By: Callidus Debt Partners CLO Fund III, Ltd
By: Its Collateral Manager, Callidus Capital Management,
LLC

by	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Name of Lender:

By: Callidus Debt Partners CLO Fund IV Ltd
By: Its Collateral Manager, Callidus Capital
Management, LLC

by	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

By: Callidus Debt Partners CLO Fund V, Ltd
By: Its Collateral Manager, Callidus Capital Management, LLC

by	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal.

Name of Lender:

By: MAPS CLO Fund I, LLC
By: Its Collateral Manager, Callidus Capital Management, LLC

by	/s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

Name of Lender:	Trimaran CLO V Ltd.

By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Lender:	Trimaran CLO IV Ltd.

By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

ING PRIME RATE TRUST			ING Investment Management CLO I, LTD.
By:	ING Investment Management Co.		By:	ING Investment Management Co.
	as its investment manager			as its investment manager

By:	/s/ Brian S. Horton			/s/ Brian S. Horton
	Name:	Brian S. Horton		Name:	Brian S. Horton
	Title:	Senior Vice President		Title:	Senior Vice President

ING SENIOR INCOME FUND			ING Investment Management CLO II, LTD.
By:	ING Investment Management Co.		By:	ING Alternative Asset Management LLC,
	as its investment manager			as its investment manager

By:	/s/ Brian S. Horton			/s/ Brian S. Horton
	Name:	Brian S. Horton		Name:	Brian S. Horton
	Title:	Senior Vice President		Title:	Senior Vice President

ING International (II) – Senior Bank Loans			ING Investment Management CLO III, LTD.
Euro			By:	ING Alternative Asset Management LLC,
By:	ING Investment Management Co.			as its investment manager
as its investment manager
/s/ Brian S. Horton
By:	/s/ Brian S. Horton			Name:	Brian S. Horton
	Name:	Brian S. Horton		Title:	Senior Vice President
	Title:	Senior Vice President

ING International (II) – Senior Bank Loans			ING Investment Management CLO 4, LTD.
USD			By:	ING Alternative Asset Management LLC,
By:	ING Investment Management Co.			as its investment manager
as its investment manager
/s/ Brian S. Horton
	/s/ Brian S. Horton			Name:	Brian S. Horton
	Name:	Brian S. Horton		Title:	Senior Vice President
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: AVENUE CLO II, LIMITED

by	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

Name of Lender: AVENUE CLO III, LIMITED

by	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

Name of Lender: Stanfield Daytona CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Stanfield Veyron CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Stanfield AZURE CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Stanfield Bristol CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Stanfield Carrera CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

by	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Name of Lender: Grand Central Asset Trust, EAP Series

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-In-Fact

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Grand Central Asset Trust, ECL Series

by	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-In-Fact

Name of Lender: KKR Financial CLO 2006-1, Ltd.

by	/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

Name of Lender: KKR Financial CLO 2005-2, Ltd.

by	/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

Name of Lender: KKR Financial CLO 2005-1, Ltd.

by	/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Highland Credit Strategies Fund

by	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Lender: Highland Floating Rate Advantage Fund

by	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Lender: Pioneer Floating Rate Trust

by	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Lender: Employers Insurance Company of Wausau
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Liberty Mutual Fire Insurance Company
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Liberty CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Rockwall CDO LTD.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Red River CLO LTD.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Eastland CLO LTD.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Harrison CLO LTD.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Rockwall CDO II Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Highland Credit Opportunities CDO Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: Jasper CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Liberty Mutual Insurance Company
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner

by	/s/ James Plong
Name: James Plong
Title: Assistant Secretary of Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

Name of Lender: Stanwich Loan Funding LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: 1221 Funding SPC for the
account of B Fore Convertible Master Fund,
LTD Segregated Portfolio

by	/s/ Liezel Kleynhans
Name: Liezel Kleynhans
Title: Director

Cervantes Portfolio LLC

By: Shenkman Capital Management, Inc., as Investment Advisor

by	/s/ Frank X. Whitley
Name: Frank X. Whitley
Title: Executive Vice President

CUNA Mutual Insurance Society

By: Shenkman Capital Management, Inc., as Investment Advisor

by	/s/ Frank X. Whitley
Name: Frank X. Whitley
Title: Executive Vice President

CUNA Mutual Life Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

by	/s/ Frank X. Whitley
Name: Frank X. Whitley
Title: Executive Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Advisor

by	/s/ Frank X. Whitley
Name: Frank X. Whitley
Title: Executive Vice President

Name of Lender: Bank of America, N.A.

by	/s/ Coleigh McKay
Name: Coleigh McKay
Title: Vice President

Name of Lender: Eagle Creek CLO, Ltd.

by	/s/ Thomas N. Davis
Name: Thomas N. Davis
Title: Authorized Signor

Name of Lender: Fall Creek CLO, Ltd.

by	/s/ Thomas N. Davis
Name: Thomas N. Davis
Title: Authorized Signor

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: The Bank of New York

by	/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

Name of Lender: US Bank Loan Fund (M) (Master Trust)

by	/s/
Name:
Title:

ENDURANCE CLO I., LTD.

c/o West Gate Horizons Advisors, LLC, as Collateral Manager

by	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

WG HORIZONS CLO I

c/o West Gate Horizons Advisors, LLC, As Manager

by	/s/ Cheryl Wasilewski
Name: Cheryl Wasilewski
Title: Senior Credit Analyst

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: J.P. MORGAN WHITEFRIARS INC.

by	/s/ James Boyer
Name: James Boyer
Title: Vice President

Name of Lender: VERUZO CLO I, LTD.

by	/s/ John Randolph Watkins
Name: John Randolph Watkins
Title: Executive Director

Name of Lender: PROSPERO CLO I, B.V.

by	/s/ John Randolph Watkins
Name: John Randolph Watkins
Title: Executive Director

Name of Lender: Emerald Orchard Limited

by	/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Madison Park Funding III, Ltd.

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: Madison Park Funding I, Ltd.

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: CSAM Syndicated Loan Fund

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: CSAM Funding IV

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: CSAM Funding III

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: CSAM Funding II

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: CSAM Funding I

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: Castle Garden Funding

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Atrium V

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: Atrium III

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: Atrium II

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Lender: Atrium CDO

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Olivera 43

by	/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Lender: Augusta Trading LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Name of Lender: Dunes Funding LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Name of Lender: Jupiter Loan Funding LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Muirfield Trading LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Name of Lender: Canadian Imperial Bank of Commerce

by	/s/ John O’Dowd
Name: John O’Dowd
Title: Authorized Signatory

Name of Lender: Emerson Place CLO, Ltd.

by	/s/ R. Ian O’Keefe
Name: R. Ian O’Keefe
Title: Authorized Signatory

Name of Lender: Barclays Bank PLC

by	/s/ Jason Moynihan
Name: Jason Moynihan
Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Avery Street CLO, Ltd.

by	/s/ R. Ian O’Keefe
Name: R. Ian O’Keefe
Title: Authorized Signatory

Name of Lender: 280 Funding I

by	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

Name of Lender: Aberdeen High Yield Fixed Income Fund LLC

by	/s/ Neal Rayner
Name: Neal Rayner
Title: Portfolio Manager

Name of Lender: Aberdeen High Yield Fixed Income Portfolio Trust

by	/s/ Neal Rayner
Name: Neal Rayner
Title: Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: ACA CLO 2005-1, Limited

by	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

by	/s/ ACA Management, LLC, as Investment Advisor
Name:
Title:

Name of Lender: ACA CLO 2006-1, Limited

by	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

by	/s/ ACA Management, LLC, as Investment Advisor
Name:
Title:

Name of Lender: ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its Portfolio Manager

by	/s/ Scott Morrison
Name: Scott Morrison
Title: Sr. Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Alaska State Pension Investment Board
AVAYA INC MASTER PENSION TRUST
BRIGGS & STRATTON RETIREMENT PLAN
JPMorgan Chase 401(K) Savings Plan
MACKAY SHIELDS STATUTORY TRUST – High Yield Corporate Bond Series
Federal Insurance Company
EA/Mackay High Yield Cayman Unit Trust
Fondation Lucie Et Andre Chagnon
ILLINOIS MUNICIPAL RETIREMENT FUND
LEXINGTON-FAYETTE UNRBAN COUNTY GOVERNMENT POLICEMEN’S AND FIREFIGHTERS’ RETIREMENT FUND
THE 1199 HEALTH CARE EMPLOYEES PENSION FUND
Employees’ Retirement System of Rhode Island
HOUSTON POLICE OFFICERS’ PENSION SYSTEM
CITY OF MEMPHIS RETIREMENT SYSTEM
Board of Fire and Police Pension Commissioners of the City of Los Angeles
THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD CORPORATE BOND FUND SERIES
MainStay Diversified Income Fund
MAINSTAY VP SERIES FUND, INC. ON BEHALF OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO
Rohm and Haas Defined Benefit Master Trust
FIRE & POLICE PENSION FUND, SAN ANTONIO
Southern California United Food & Commercial Workers Unions and Food Employers Joint Pension Trust Fund
Tennessee Valley Authority Master Decomissioning Trust
THE FINANCE COMMITTEE OF BOARD OF TRUSTEES OF THE WRITERS’ GUILD INDUSTRY HEALTH FUND
By: MacKay Shields LLC,
as Investment Adviser and not individually

by	/s/ Matt Philo
Name: Matt Philo
Title: Sr. Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Alcentra Warehouses, Ltd.

by	/s/ Amy Adler
Name: Amy Adler
Title: Vice President

Name of Lender: Ameriprise Certificate Company
By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Senior Managing Director

Name of Lender: AMMC CLO III, LIMITED
By: American Money Management Corporation, as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender: AMMC CLO IV, LIMITED
By: American Money Management Corporation, as Collateral Manager

by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: AMMC CLO V, LIMITED
By: American Money Management Corporation, as Collateral Manager

	by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender: AMMC CLO VI, LIMITED
By: American Money Management Corporation, as Collateral Manager

	by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender: AMMC VII, LIMITED
By: American Money Management Corporation, as Collateral Manager

	by	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Name of Lender:

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its General Partner

by	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.
Investment Manager

By:	Ares Enhanced Loan GP II, LLC,
Its General Partner

by	/s/ Americo Cascella
D.Name: Americo Cascella
Title: Vice President

Name of Lender:

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.
Investment Manager

By:	Ares Ares CLO GP X, LLC,
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender:

Ares IIR CLO Ltd.

By:	Ares CLO Management IIR, L.P.
Investment Manager

By:	Ares CLO GP IIR, LLC,
Its General Partner

by	/s/ Americo Cascella
E.Name: Americo Cascella
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.
Investment Manager

By:	Ares CLO GP VR, LLC.
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender:

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.
Investment Manager

By:	Ares CLO GP VIR, LLC.
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender:

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender:

Ares IX CLO Ltd..

By:	Ares CLO Management IX, L.P.
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

by	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

Name of Lender:

Atlas Loan Funding (CENT I) LLC

By:	RiverSource Investments, LLC
Attorney in Fact

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Azary Funding NA I

by	/s/ Daniel Schrupp
Name: Daniel Schrupp
Title: Sr. Portfolio Mgr.

Name of Lender:

Bear Stearns Investment Products, Inc.

by	/s/ Jonathan Weiss
Name: Jonathan Weiss
Title: Authorized Signatory

Name of Lender:

Big Sky III Senior Loan Trust

By:	Eaton Vance Management
As Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:

BlueMountain CLO Ltd.

by	/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

BlueMountain CLO II Ltd.

by	/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

Name of Lender:

BOSTON HARBOR CLO 2004-I, LTD.

by	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

Name of Lender:

BRYN MAWR CLO, Ltd.

By:	Deerfield Capital Management LLC as
its Collateral Manager

by	/s/ Scott Morrison
Name: Scott Morrison
Title: Sr. Vice President

Name of Lender:

Carlyle High Yield Partners IV, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Carlyle Loan Opportunity Fund

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:

Carlyle High Yield Partners VI, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:

Carlyle High Yield Partners VII, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:

Carlyle Loan Investment, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Carlyle High Yield Partners IX, Ltd.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:

Centurion CDO 8, Limited

By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Centurion CDO 9, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:

Cent CDO 10, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:

Cent CDO XI, Limited

By:	RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Lender:

Cent CDO 12 Limited

By:	RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Clydesdale Strategic CLO-1, Ltd.

by	/s/

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

Name of Lender:

Clydesdale CLO 2006, Ltd.

by	/s/

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

Name of Lender:

Clydesdale CLO 2005, Ltd.

by	/s/

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

Name of Lender:

Clydesdale CLO 2004, Ltd.

by	/s/

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

Clydesdale CLO 2003, Ltd.

by	/s/

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

Name of Lender:

Credit Genesis CLO 2005-1, Ltd.

by	/s/ Jeffrey Stein
Name:	Jeffrey Stein
Title:	Principal

by	/s/
Name:
Title:

Name of Lender:

Credit Suisse International

by	/s/ M.J. Harris
Name:
Title:

by	/s/
Name:
Title:

Name of Lender:

ColumbusNova CLO Ltd. 2006-I

by	/s/ Nicholas Hahn
Name:	Nicholas Hahn
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

ColumbusNova CLO Ltd. 2006-II

by	/s/ Nicholas Hahn
Name:	Nicholas Hahn
Title:	Director

Name of Lender:

CS Advisors CLO I Ltd.

By:	CapitalSource Advisors LLC, as Portfolio Manager and attorney-in-fact

by	/s/ Charles A. Stearns
Name:	Charles A. Stearns
Title:	Vice President

Name of Lender:

Cumberland II CLO Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Sr. Vice President

Name of Lender:

Delaware Extended Duration Bond Fund, a series of Delaware Group

by	/s/ Andrew Kronschnabel
Name:	Andrew Kronschnabel
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

Delaware Corporate Bond Fund, a series of Delaware Group Income Funds

by	/s/ Andrew Kronschnabel
Name:	Andrew Kronschnabel
Title:	Vice President

DEL MAR CLO I, Ltd.
By:	Caywod-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Kirk Maurer
Name:	Kirk Maurer
Title:	Co-Director of Research

Name of Lender:

Diamond Lake CLO, Ltd.

by	/s/ Wade Winter
Name:	Wade Winter
Title:	Senior Vice President

Name of Lender:

Dryden XI – Leveraged Loan CDO 2006

by	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Prudential Investment Management, Inc., Collateral Manager

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

Dryden VIII – Leveraged Loan CDO 2006

by	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Prudential Investment Management, Inc., Collateral Manager

Name of Lender:

Dryden VII – Leveraged Loan CDO 2004

by	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Prudential Investment Management, Inc., Collateral Manager

Name of Lender:

Dryden XVI – Leveraged Loan CDO 2006

by	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Prudential Investment Management, Inc., Collateral Manager

Name of Lender:

Eaton Vance CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Eaton Vance CDO VIII, Ltd.

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance Senior Floating-Rate Trust

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance Floating-Rate Income Trust

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance Senior Income Trust

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Eaton Vance Short Duration Diversified Income Fund

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title: Vice President

Name of Lender:

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance Limited Duration Income Fund

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance CDO IX Ltd.

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Eaton Vance Variable Leverage Fund Ltd.

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

First Trust/Four Corners Senior Floating Rate Income Fund, as Lender

By:	Four Corners Capital Management LLC, as Sub-Advisor

by	/s/ Kapil Singh
Name:	Kapil Singh, CFA
Title:	Senior Vice President

First Trust/Four Corners Senior Floating Rate Income Fund II, as Lender

By:	Four Corners Capital Management LLC, as Sub-Advisor

by	/s/ Kapil Singh
Name:	Kapil Singh, CFA
Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Security Income Fund – Income Opportunity Series, as Lender

By:	Four Corners Capital Management LLC, as Sub-Advisor

by	/s/ Kapil Singh
Name:	Kapil Singh, CFA
Title:	Senior Vice President

Fortress Portfolio Trust, as Lender

By:	Four Corners Capital Management LLC, as Sub-Advisor

by	/s/ Kapil Singh
Name:	Kapil Singh, CFA
Title:	Senior Vice President

Four Corners CLO 2005-I, Ltd, as Lender

By:	Four Corners Capital Management LLC, as Sub-Advisor

by	/s/ Kapil Singh
Name:	Kapil Singh, CFA
Title:	Senior Vice President

Name of Lender:

Foothill CLO I, Ltd.

By:	The Foothill Group, Inc., as attorney-in-fact

by	/s/ Richard Bohannon
Name:	Richard Bohannon
Title:	Managing Member

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Foothill Income Trust II, L.P.

By:	FIT II GP, LLC, in its Gen Partner

by	/s/ Richard Bohannon
Name:	Richard Bohannon
Title:	Managing Member

Name of Lender:

Forest Creek CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Sr. Vice President

Name of Lender:

Founders Grove CLO, LTD

By:	Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Michael J. Starshak, Jr.
Name:	Michael J. Starshak, Jr.
Title: Officer

Name of Lender:

Four Corners CLO II, LTD.

by	/s/ Erich VanRavenswaay
Name:	Erich VanRavenswaay
Title:	Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Four Corners CLO III, Ltd.

by	/s/ Melissa Sadler
Name:	Melissa Sadler
Title:	Assistant Vice President

Name of Lender:

Franklin CLO II, Ltd.

by	/s/ Alex Guang Yu
Name:	Alex Guang Co
Title:	Authorized Signatory

Name of Lender:

Franklin CLO IV, Limited

by	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

Name of Lender:

Franklin CLO V, LTD.

by	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Franklin Floating Rate Daily Access Fund

by	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Assistant Vice President

Name of Lender:

Franklin Templeton Limited Duration Income Trust

by	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Assistant Vice President

Name of Lender:

Franklin Floating Rate Master Series

by	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Assistant Vice President

Name of Lender:

Fraser Sullivan CLO I Ltd.

by	/s/ Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Golden Knight II CLO, Ltd.

Lord Abbot & Co., LLC, as Collateral Manager

by	/s/ Elizabeth Mack
Name:	Elizabeth Mack
Title:	Portfolio Manager

Name of Lender:

Goldman Sachs Credit Partners L.P.

by	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

Name of Lender:

Grayson & Co.

By:	Boston Management and Research as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:

Greenwich International Ltd.

by	/s/ Brett Kibbe
Name:	Brett Kibbe
Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

GSC Partners CDO Fund IX, Limited

By:	GSCP (NJ), L.P., as Collateral Manager

by	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory GSC Group

Name of Lender:

GSO Domestic Capital Funding

By:	GSO Capital Partners LP as Collateral Manager

by	/s/ George Fan
Name:	George Fan
Title:	Managing director

Name of Lender:

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund

By:	Hartford Investment Management Company, its sub- advisor, as a lender

by	/s/
Name:
Title:	Vice President

Name of Lender:

IDS Life Insurance Company

By:	RiverSource Investments, LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

ING Capital, LLC

by	/s/ Neil De La Cruz
Name:	George Fan
Title:	Director

Name of Lender:

iStar Financial

by	/s/ Gabriel Lubinor
Name:	George Fan
Title:	Credit Asset Manager

Name of Lender:

IXIS LOOMIS SAYLES SENIOR LOAN FUND

By:	Loomis, Sayles and Company, L.P., its Manager

By:	Loomis, Sayles and Comopany, L.P., its general partner

by	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

Name of Lender:

KC CLO I Limited

by	/s/ M.J. Harris
Name:	M.J. Harris
Title:

by	/s/
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Kingsland I, Ltd

By:	Kingsland Capital Management, LLC, as Manager

by	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer Kingsland Capital Management, LLC as Manager

Name of Lender:

Kingsland II, Ltd

By:	Kingsland Capital Management, LLC, as Manager

by	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer Kingsland Capital Management, LLC as Manager

Name of Lender:

Knight CBNA Loan Funding Knight CFPI Loan Funding LLC

Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC

by	/s/ Erich VanRavenswaay
Name:	Erich VanRavenswaay
Title:	Assistant Vice President

Name of Lender:

KZH Soleil-2 LLC

by	/s/ Virginia Conway
Name:	Virginia Conway
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Landmark VI CDO, Limited

By:	Aladdin Capital Management, LLC

by	/s/ Pallo Blum-Tucker
Name:	Pallo Blum-Tucker
Title:	Authorized Signatory

Name of Lender:

Latitude CLO I, Ltd.

by	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

Name of Lender:

LightPoint CLO III, Ltd.

by	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Name of Lender:

LightPoint CLO IV, Ltd.

by	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

LightPoint CLO V, Ltd.

by	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Name of Lender:

LightPoint CLO 2004-1, Ltd.

by	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Name of Lender:

Loan Funding V, LLC

by	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Prudential Investment Management, Inc., Portfolio Manager

Name of Lender:

Long Grove CLO, Limited

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Sr. Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
MacKay Short Duration Alpha Fund

By:	MacKay Shields LLC as Investment Adviser and not individually

by	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Sr. Managing Director

Name of Lender:
MARKET SQUARE CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Sr. Vice President

Name of Lender: Marathon Financing I B.V.

By:	Marathon Asset Management LLC Its Investment Manager and Authorized Signatory

by	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

Name of Lender: Marathon CLO I Ltd.

By:	Marathon Asset Management LLC Its Collateral Manager

by	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
Marathon CLO II Ltd.

By:	Marathon Asset Management LLC Its Collateral Manager

by	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

Name of Lender:
Marquette Park CLO Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Sr. Vice President

Name of Lender: Metropolitan West High Yield Bond Fund

by	/s/ Joseph Hattesohl
Name:	Joseph Hattesohl
Title:	Treasurer

Name of Lender:

Morgan Stanley Investment Management Croton, Ltd.

By:	Morgan Stanley Investment Management, Inc. as Collateral Manager

by	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Morgan Stanley Prime Income Trust

by	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Name of Lender:

Morgan Stanley Senior Funding, Inc.

by	/s/ Donna M. Souza
Name:	Donna M. Souza
Title:	Vice President

Name of Lender:

MSIM Peconic Bay, Ltd.

By:	Morgan Stanley Investment Management, Inc. as Interim Collateral Manager

by	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Name of Lender:

Nantuck CLO I Ltd

By:	Fortis Investment Management USA, Inc., as Attorney-in-Fact

by	/s/ Jeff Megar
Name:	Jeff Megar
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Nationwide Life Insurance Company

by	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

Name of Lender:

NATIXIS

by	/s/ Tefta Ghilaga
	Name:	Tefta Ghilaga
	Title:	Director Natixis

by	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

Name of Lender:

Nationwide Mutual Insurance Company

by	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

Name of Lender:

Naviogare Funding I CLO Ltd

By:	Navigare Partners, LLC
as Collateral Manager

by	/s/ Scott Van der Bosch
	Name:	Scott Van der Bosch
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
NCRAM Senior Loan Trust 2005

By:	Nomura Corporate Research and Asset Management
Inc., as Investment Adviser

by	/s/
Name:
Title:

Name of Lender:
New Alliance Global CDO, Limited

By:	AllianceBernstein L.P., as Investment Advisor

by	/s/ Michael E. Sohr
Name:	Michael E. Sohr
Title:	Senior Vice President

Name of Lender:
New York Life Insurance Company (Guaranteed Products)

By:	MacKay Shields LLC
as Investment Adviser and not individually

by	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Sr. Managing Director

Name of Lender:
Nomura Bond & Loan Fund

By:	Mitsubishi UFJ Trust & Banking Corporation as Trustee

By:	Nomura Corporate Research & Asset Management, Inc., Attorney in Fact.

by	/s/
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Nuveen Diversified Dividend & Income Fund

By:	Symphony Asset Management LLC

by	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Name of Lender:

Nuveen Floating Rate Income Fund

By:	Symphony Asset Manager LLC

by	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Name of Lender:

Olympic CLO I

by	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

Name of Lender:

Pacifica CDO II, Ltd

by	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Pacifica CDO III, Ltd

by	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Vice President

Name of Lender:

Pacifica CDO IV, Ltd

by	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Vice President

Name of Lender:

Pacifica CDO V, Ltd

by	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Vice President

Name of Lender:

Premium Loan Trust I, Ltd.

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Putnam Floating Rate Income Fund

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Name of Lender:

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC

Name:	Angela Patel
Title:	Vice President

Name of Lender:

Putnam Variable Trust – PVT High Yield Fund

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Putnam High Yield Advantage Fund

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Putnam High Yield Trust

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Putnam Diversified Income Trust

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Putnam Master Intermediate Income Trust

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Putnam Premier Income Trust

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Putnam Variable Trust – PVT Diversified Income Fund

by	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

Name of Lender:

RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Name of Lender:

Rosedale CLO, Ltd.

By:	Princeton Advisory Group, Inc., the Collateral Manager acting as attorney-in-fact

by	/s/ Jennifer Wright
	Name:	Jennifer Wright
	Title:	Vice President

Name of Lender:

Rosemont CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

by	/s/ Scott Morrison
	Name:	Scott Morrison
	Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

SEI Global Master Fund – High Yield

by	/s/
Name:
Title:

Name of Lender:

SEI Institutional Managed Trust – High Yield Bond Fund

by	/s/
Name:
Title:

Name of Lender:

Senior Debt Portfolio

By:	Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

Shasta CLO I

by	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Sierra CLO II

by	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

Name of Lender:

Stichting Pensioenfonds ABP

By:	ABP Investments US, Inc., its agent

by	/s/ Paul Spijkers
	Name:	Paul Spijkers
	Title:	President/ CEO

by	/s/ Arnold Shapiro
	Name:	Arnold Shapiro
	Title:	Managing Director/ CIO

Name of Lender:

Summit Lake CLO, Ltd

by	/s/ Wade Winter
	Name:	Wade Winter
	Title:	Senior Vice President

Name of Lender:

Symphony CLO I

By:	Symphony Asset Management LLC

by	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

The Lincoln National Life Insurance Company
Separate Account 12

by	/s/ Andrew Kronschnabel
	Name:	Andrew Kronschnabel
	Title:	Vice President

Name of Lender:

The Loomis Sayles Senior Loan Fund, LLC

by	/s/ Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN
FUND, LLC

By:	Loomis Sayles and Company, L.P.
its manager

By:	Loomis Sayles and Company, Inc.
its general partner

by	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

Name of Lender:

The Loomis Sayles Senior Loan Fund II LLC

by	/s/ Please See Following Page
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

THE LOOMIS SAYLES SENIOR LOAN FUND II, LLC

By:	Loomis Sayles and Company, L.P.
its manager

By:		Loomis Sayles and Company, Inc.
its general partner

by	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

Name of Lender:

The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By:		Eaton Vance Management, Attorney-in-fact

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

The Northwestern Mutual Life Insurance Company

by	/s/ Steven Swanson
	Name:	Steven P. Swanson
	Title:	Managing Director

by	/s/
Name:
Title:

Name of Lender:

The Sumitomo Trust and Banking Co., Ltd., New York Branch

by	/s/ Elizabeth A. Quirk
	Name:	Elizabeth A. Quirk
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:

TRS Fore LLC

By:	Deutsche Bank AG New York Branch, its sole member

By:	DB Services New Jersey, Inc.

by	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

by	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

Name of Lender:

Van Kampen Senior Loan Fund

By: Van Kampen Asset Management

by	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

Name of Lender:

Van Kampen Senior Income Trust

By: Van Kampen Asset Management

by	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Victoria Falls CLO, Ltd

by	/s/ Wade Winter
	Name:	Wade Winter
	Title:	Senior Vice President

Name of Lender:

Westlb AG

by	/s/ Steven Berman
	Name:	Steven Berman
	Title:	Director

by	/s/ Sharon Wang
	Name:	Sharon Wang
	Title:	Associate Director

Name of Lender:

WhiteHorse I, Ltd.

By:	WhiteHorse Capital Partners, L.P., as Collateral Manager

by	/s/ Ethan Underwood
	Name:	Ethan Underwood, CFA
	Title:	Portfolio Manager

Name of Lender:

WhiteHorse II, Ltd.

By:	WhiteHorse Capital Partners, L.P., as Collateral Manager

by	/s/ Ethan Underwood
	Name:	Ethan Underwood, CFA
	Title:	Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

WhiteHorse III, Ltd.

By:		WhiteHorse Capital Partners, L.P., as Collateral Manager

by	/s/ Ethan Underwood
	Name:	Ethan Underwood, CFA
	Title:	Portfolio Manager

Name of Lender:

Whitney CLO I

by	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director
Churchill Pacific, Manager

Name of Lender:

Wooster CBNA Loan Funding LLC

by	/s/ Stephen Gloria
	Name:	Stephen Gloria
	Title:	Attorney-In-Kind

Name of Lender:

Zodiac Fund – Morgan Stanley
US Senior Loan Fund

By:	Morgan Stanley Investment Management Inc.
as Investment Adviser

by	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
General Electric Pension Trust, as a Lender

By:		GE Asset Management Inc., as Collateral Manager

by	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

Name of Lender:

The Assets Management Committee of the Coca-Cola
Company Master Retirement Trust

By:	Pyramid Global Advisers Trust Company, as Investment
Manager Under Power of Attorney

by	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

Name of Lender:

Illinois Municipal Retirement Fund

By:	Pyramid Global Advisers Trust Company, as Investment
Manager Under Power of Attorney

by	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

Name of Lender:

Variable Insurance Products Fund IV: Strategic Income
Portfolio

by	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Fidelity Adviser Series II: Fidelity Adviser Strategic Income
Fund

by	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Name of Lender:

Fidelity School Street Trust: Fidelity Strategic Income Fund

by	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Name of Lender:

Fidelity Central Investment Portfolio LLC: Fidelity Floating
Rate Central Investment Portfolio

by	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Name of Lender:

Fidelity Summer Street Trust: Fidelity Capital & Income
Fund

by	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate
High Income Fund

by	/s/ John Costello
Name:	John Costello
Title:	Assistant Treasurer

Name of Lender:		Ballyrock CLO II Limited
BALLYROCK Investment Advisors LLC,
as Collateral Manager

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Lender:		Ballyrock CLO III Limited
BALLYROCK Investment Advisors LLC,
as Collateral Manager

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Lender:		Ballyrock CLO 2006-I LTD
BALLYROCK Investment Advisors LLC,
as Collateral Manager

by		/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	DB Services New Jersey, Inc.

by	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

by	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management
Company, Inc., as Portfolio Manager

By	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management
Company, Inc., as Portfolio Manager

By	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

INVESTORS BANK & TRUST COMPANY
AS SUB-CUSTODIAN AGENT OF
CYPRESSTREE INTERNATIONAL LOAN
HOLDING COMPANY LIMITED

By	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

By	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management
Company, Inc., as Portfolio Manager

By	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

Name of Lender:
Galaxy CLO 2003-1, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
Galaxy III CLO, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
Galaxy IV CLO, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
Galaxy V CLO, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
Galaxy VI CLO, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
Galaxy VII CLO, Ltd.
By:	AIG Global Investment Corp., Its
Collateral Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
SunAmerica Senior Floating Rate Fund
By: AIG Global Investment Corp., Investment Sub-Advisor

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
Saturn CLO Ltd
By: AIG Global Investment Corp., As Collateral Manager
By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
American International Group, Inc.
By: AIG Global Investment Corp., Its Investment Adviser

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

Name of Lender:
AIG Bank Loan Fund, Ltd.
By: AIG Global Investment Corp., Its Investment Manager

By	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.,
As Asset Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc.,
As Collateral Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc.,
As Investment Advisor

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc.,
As Investment Advisor

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc.,
As Sub-Adviser
By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc.,
As Investment Manager
By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.,
As Collateral Manager
By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By: INVESCO Senior Secured Management, Inc.,
As Portfolio Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

WASATCH CLO LTD.
By: INVESCO Senior Secured Management, Inc.,
As Portfolio Manager

By	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

		By	/s/ Thomas Ewald
		Name:	Thomas Ewald
Title: Authorized Signatory

NAUTIQUE FUNDING II LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

		By	/s/ Thomas Ewald
		Name:	Thomas Ewald
Title: Authorized Signatory

GMAM Group Pension Trust I
By:	State Street Bank & Trust Company as Trustee for GMAM Group Pension Trust I

By	/s/
Name:
Title:

Name of Lender: Janus Balanced Fund

	By		/s/ Caroline B. Larson
	Name:	Caroline B. Larson
	Title:	Mgr. Trade Operations

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:
BlackRock Global Floating Rate Income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series II
BlackRock Senior Income Series III
BlackRock Senior Income Series IV
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, II, Inc.
Granite Finance Limited
Merrill Lynch Global Investment Series: Corporate
Loan Income Portfolio
Merrill Lynch Global Investment Series: Income
Strategies Portfolio
Longhorn CDO III, Ltd.
Magnetite Asset Investors III L.L.C.
Magnetite V CLO, Limited
Master Senior Floating Rate Trust
Senior Loan Portfolio

By	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Janus Adviser Balanced Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Janus Adviser Flexible Bond Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Janus World Funds Plc – US Balanced Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Janus World Funds Plc – US Flexible Bond Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Janus Aspen Series Flexible Bond Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Janus Aspen Series Balanced Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Janus Flexible Bond Fund

By	/s/ Caroline B. Larson
Name:	Caroline Larson
Title:	Mgr. Trade Operations

Name of Lender: Katonah VIII CLO LTD.

By	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	CREDIT SUISSE
Cayman Islands Branch

By	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

By	/s/ Michael T. Wotanowski
Name:	Michael T. Wotanowski
Title:	Vice President

Name of Lender:	Katonah VII CLO LTD.

By	/s/
Name:
Title:

Name of Lender:	Katonah X CLO LTD.

By	/s/
Name:
Title:

Name of Lender:	Katonah IX CLO LTD.

By	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Venture CDO Limited
By its investment advisor,
MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture II CDO Limited
By its investment advisor,
MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Venture CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture II CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Name of Lender:	Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Global Enhanced Loan Fund S.A.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

IBM Personal Pension Plan Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Floating Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO GIS High Yield Bond Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Southport CLO, Limited
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

State Teachers Retirement System of Ohio
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Waveland – INGOTS, LTD.
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Flagship CLO II
By:	Deutsche Investment Management Americas, Inc. (as
successor in interest to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Flagship CLO III
By:		Deutsche Investment Management Americas, Inc. (as
successor to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

Flagship CLO IV
By:	Deutsche Investment Management Americas, Inc. (as
successor in interest to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

Flagship CLO V
By:		Deutsche Investment Management Americas, Inc. (as
successor in interest to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Flagship CLO VI
By:		Deutsche Investment Management Americas, Inc. (as
successor in interest to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

Aurum CLO 2002-1
By:	Deutsche Investment Management Americas, Inc. (as
successor in interest to Deutsche Asset Management, Inc), As Sub-advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

Name of Lender: PPM GRAYHAWK CLO, LTD.

		By	/s/ David C. Wagner
PPM America, Inc. as Collateral Manager
		Name:	David C. Wagner
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: New York Life Insurance Company

	By		/s/ Elizabeth A. Slandbridge
	Name:		Elizabeth A. Slandbridge
	Title:		Corporate Vice President

Name of Lender:			New York Life Insurance and Annuity Corporation

		By:	New York Life Investment
Management LLC, its Investment
Manager

	By	/s/ Elizabeth A. Slandbridge
	Name:		Elizabeth A. Slandbridge
	Title:		Vice President

Name of Lender: NYLIM Flatiron CLO 2006-1 Ltd.

By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-in-Fact

	By	/s/ Elizabeth A. Slandbridge
	Name:		Elizabeth A. Slandbridge
	Title:		Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender: NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-in-Fact

	By	/s/ Elizabeth A. Slandbridge
	Name:	Elizabeth A. Slandbridge
	Title:	Vice President

Name of Lender:	MainStay VP Floating Rate Portfolio,
a series of MainStay VP Series Fund, Inc.

By:	New York Life Investment Management LLC,

	By	/s/ Elizabeth A. Slandbridge
	Name:	Elizabeth A. Slandbridge
	Title:	Vice President

Name of Lender: NYLIM Institutional Floating Rate Fund L.R.

By:	New York Life Investment Management LLC, as
Investment Manager

	By	/s/ Elizabeth A. Slandbridge
	Name:	Elizabeth A. Slandbridge
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		MainStay Floating Rate Fund, a series of
Eclipse Funds, Inc.

By:	New York Life Investment Management LLC,

		By	/s/ Elizabeth A. Slandbridge
		Name:	Elizabeth A. Slandbridge
		Title:	Corporate Vice President

Name of Lender:		MainStay Fund, series of Eclipse Funds

By:	New York Life Investment Management LLC

		By	/s/ Elizabeth A. Slandbridge
		Name:	Elizabeth A. Slandbridge
		Title:	Vice President

Name of Lender: UBS AG, Stamford Branch

	by:	/s/ Douglas Gervolino
		Name:	Douglas Gervolino
		Title:	Associate Director Banking Products Services, US

	By:	/s/ Toba Lumbantobing
		Name:	Toba Lumbantobing
		Title:	Associate Director Banking Products Services, US

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.

CREDIT AGREEMENT

Name of Lender:		KBC Financial Products
(Cayman Islands) LTD.

by:	/s/ J.P. Martin
	Name:	J.P. Martin
Title:

By:	/s/ Arthur W. Strassel
	Name:	Toba Lumbantobing
	Title:	Executive Vice President

Name of Lender:		Mt. Wilson CLO II Ltd

by:	/s/ Kelley Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

Name of Lender:		WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC

by:	/s/ Kelley Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

Name of Lender:		WESTERN ASSET OPPORTUNISTIC US DOLLAR HIGH YIELD LC

by:	/s/ Kelley Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: BALLANTYNE FUNDING LLC

by:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender: HARBOUR TOWN FUNDING LLC

by:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender: LONG LANE MASTER TRUST IV

by:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Authorized Agent

Name of Lender: PPM MONARCH BAY FUNDING LLC

by:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Name of Lender: PPM SHADOW CREEK FUNDING LLC

by:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: WatchTower CLO I PLC
By:	Citadel Limited Partnership, Collateral Manager
By:	Citadel Investment Group, L.L.C., its General Partners

	by:	/s/ Christopher L. Ramsay
Name: Christopher L. Ramsay
Title: Director and General Counsel

Name of Lender: GULF STREAM-COMPASS CLO 2002-1 LTD,
By: Gulf Stream Asset Management LLC,
as Collateral Manager

Name of Lender: GULF STREAM-COMPASS CLO 2003-1 LTD,
By: Gulf Stream Asset Management LLC,
as Collateral Manager

Name of Lender: GULF STREAM-COMPASS CLO 2005-1 LTD,
By: Gulf Stream Asset Management LLC,
as Collateral Manager

Name of Lender: GULF STREAM-COMPASS CLO 2002-II LTD,
By: Gulf Stream Asset Management LLC,
as Collateral Manager

	by:	/s/ Barry K. Lane
Name: Barry K. Lane
Title: Chart Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: COMSTOCK FUNDING LTD.
By:	Silvermine Capital Management LLC,
As Investment Manager

	by:	/s/ Richard F. Kurth
Name: Richard F. Kurth
		Title:	Managing Director
Silvermine Capital Management LLC

Name of Lender: CARRRINGTON FUNDING LTD.
By:	Silvermine Capital Management LLC,
As Investment Manager

	by:	/s/ Richard F. Kurth
Name: Richard F. Kurth
		Title:	Managing Director
Silvermine Capital Management LLC

Name of Lender: LOANS FUNDING XIII
for itself or as Corporate Funding XIII

	by:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director
Silvermine Capital Management LLC

Name of Lender: LOANS FUNDING XIII
for itself or as Corporate Funding XIII

	by:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director
Silvermine Capital Management LLC

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Allstate Life Insurance Company

by: /s/ CHRIS GOERGEN
Name: CHRIS GOERGEN
Title: Authorized Signatory

by:	/s/ Thalia Terts
Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender: AIMCO CLO Series 2005-A

by:	/s/ CHRIS GOERGEN
Name: CHRIS GOERGEN
Title: Authorized Signatory

by:	/s/ Thalia Terts
Name: Breege A. Farrell
Title: Authorized Signatory

Name of Lender: Sankaty Advisors, LLC as Collateral Manager for AVERY POINT
CLO, LTD., as Term Lender

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Name of Lender: Sankaty Advisors, LLC as Collateral Manager for Castle Hill I –
INGOTS, Ltd., as Term Lender

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Sankaty Advisors, LLC as Collateral Manager for Castle Hill III –
CLO, Ltd., as Term Lender

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

Name of Lender: Sankaty Advisors, LLC as Collateral Manager for Castle Hill III –
CLO, Ltd., as Term Lender

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

Name of Lender: Sankaty Advisors, LLC as Collateral Manager for Loan Funding
XI LLC, as Term Lender

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

Name of Lender: Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as
Collateral Manager

by:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Katonah III, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

	by:	/s/ Alan K. Halfenger
		Name:	Alan K. Halfenger
		Title:	Chief Compliance Officer Assistant Secretary

Name of Lender:	Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

	by:	/s/ Alan K. Halfenger
		Name:	Alan K. Halfenger
		Title:	Chief Compliance Officer Assistant Secretary

Name of Lender:	Sankaty Advisors, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender

	by:	/s/ Alan K. Halfenger
		Name:	Alan K. Halfenger
		Title:	Chief Compliance Officer Assistant Secretary

Name of Lender:	Sankaty Advisors, LLC, as Collateral Manager for Race Point II CLO, Limited, as Term Lender

	by:	/s/ Alan K. Halfenger
		Name:	Alan K. Halfenger
		Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Sankaty Advisors, LLC, as Collateral Manager for Race Point III CLO, Limited, as Term Lender

		by:	/s/ Alan K. Halfenger
		Name:	Alan K. Halfenger
		Title:	Chief Compliance Officer Assistant Secretary

Name of Lender:	Nob Hill CLO, Limited

	by:	/s/ Bradley Kane
		Name:	Bradley Kane
		Title:	Portfolio Manager

Name of Lender:	Mountain Capital CLO III, Ltd.

	by:	/s/
Name:
Title:

Name of Lender:	Mountain Capital CLO IV, Ltd.

	by:	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Mountain Capital CLO V, Ltd.

		by:	/s/
Name:
Title:

Name of Lender:	Mountain Capital CLO III, Ltd.

	by:	/s/
Name:
Title:

Name of Lender:	Phoenix Low Duration Core Plus Bond Fund

	by:	/s/ David M. Byerly
		Name:	David M. Byerly
		Title:	Managing Director

Name of Lender:	Phoenix Edge Series Funds Phoenix Multi - Sector Fixed Income Services

	by:	/s/ David M. Byerly
		Name:	David M. Byerly
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:			Phoenix Edge Series Funds Phoenix Multi - Sector Short-Term Bond Services

by:	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

BLACK DIAMOND CLO 2005-1 Ltd.
	By:	Black Diamond CLO 2005-1 Adviser, LLC, As its Collateral Manager

		by:	/s/ Stephen H. Deckoff
		Name:	Stephen H. Deckoff
		Title:	Managing Principal

BLACK DIAMOND CLO 2005-2 Ltd.
	By:	Black Diamond CLO 2005-2 Adviser, LLC, As its Collateral Manager

		by:	/s/ Stephen H. Deckoff
		Name:	Stephen H. Deckoff
		Title:	Managing Principal

Name of Lender:			CREDIT SUISSE LOAN FUNDING LLC.

	by:	/s/ Barry Zamore
	Name:		Barry Zamore
	Title:		Managing Principal

	by:	/s/ Michael Wotanowski
	Name:		Michael Wotanowski
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	REGATTA FUNDING LTD.
	By:	Citigroup Alternative Investments LLC, attorney-in- fact

		By:	/s/ Maura K. Connor
		Name:	Maura K. Connor
		Title:	Vice President

Name of Lender:	J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST

By: Its Investment Manager, Citigroup Alternative Investments LLC

		By:	/s/ Maura K. Connor
		Name:	Maura K. Connor
		Title:	Vice President

STI Classsic Seix Floating Rate High Income Fund
By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc.

		By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	PM, Seix Advisors

Mountain View Funding CLO 2006-I, Ltd.
By:		Seix Advisors, a fixed income division of Trusco Capital Management, Inc. as Collateral Manager

		By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	PM, Seix Advisors

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Grand Central Asset Trust, BDC Series

By	/s/ Beata Konopko
Name: Beata Konopko
Title: Attorney-In-Fact

Name of Lender: WB Loan Funding I, LLC

By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender: WB Loan Funding 5, LLC

By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender: WB Loan Funding 6 (Onshore), LLC

By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: WB Loan Funding 7 (Onshore), LLC

		By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Name of Lender: Atlas Loan Funding (Hartford), LLC
	By	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC,
Its Investment Management

		By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

THE FINANCE COMMITTEE OF BOARD OF TRUSTEES OF THE WRITERS’ GUILD INDUSTRY HEALTH FUND

By:	MacKay Shields LLC, as Investment Adviser
and not individually

By	Matt Philo
Matt Philo
Sr. Managing Director

Name of Lender: WB Loan Funding 4, LLC

		By	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Eaton Vance Credit
Opportunities Fund
By:	Eaton Vance Management
As Investment Management

	By	/s/ Michael B. Botthor
	Name:	Michael B. Botthor
	Title:	Vice President

Name of Lender:	Atlas Loan Funding 2, LLC

By	Atlas Capital Funding, LLC
By:	Structured Asset Investors, LLC,
Its Investment Management

	By	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Name of Lender:	Wells Fargo Advantage Short-Term High Yield Bond Funds
Wells Capital Management

	By	/s/
Name:
Title:

Name of Lender:	Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management
As Investment Management

	By	/s/ Michael B. Botthor
	Name:	Michael B. Botthor
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Illinois Municipal Retirement Fund
Pyramid Credit Advisors Trust Company, as Investment Manager Under Power of Attorney

	By	/s/ Geoffrey W. Johnson
	Name:	Geoffrey W. Johnson
	Title:	Vice President

Name of Lender:	Jersey Street CLO, Ltd.

	By	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

Name of Lender: Marlboro Street CLO, Ltd

	By	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

Name of Lender: MFS Floating Rate Income Fund

	By	/s/ Philip Robbins
	Name:	Philip Robbins
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Citibank, N.A.

	By	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney-In-Fact

Name of Lender: West Street Partners II (Investor), LLC

	By	/s/ Joshua S. Friedman
	Name:	Joshua S. Friedman
	Title:	Authorized Signatory

	By:	Canyon Capital Advisors LLC
a Delaware Limited Liability Company,
its Investment Manager

Name of Lender: West Street Partners II Cayman (Investor), L.P.,

	By	/s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Authorized Signatory

	By:	Canyon Capital Advisors LLC
a Delaware Limited Liability Company,
its Investment Manager

Name of Lender:	Stone Tower CDO II Ltd
By: Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ Michael W. Delpercio
	Name:	Michael W. Delpericio
	Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Name of Lender: NYLIM Institutional Floating Rate Collective Fund

	By:	New York Life Investment Management LLC, as Investment Advisor

		By	/s/ Elizabeth A. Slandbridge
Name:Elizabeth A. Slandbridge
Title: Vice President

Name of Lender: Grand Central Asset Trust, CIT Series

		By	/s/ Roy Hykal
		Name:	Roy Hykal
		Title:	Attorney-In-Facf

Name of Lender: Babson Blue Chip Multi Strategy Loan Funding

		By	/s/ Neam Ahmed
		Name:	Neam Ahmed
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

DEL MAR CLO II, Ltd. By: Caywood-Scholl Capital Management, LLC as Collateral Manager

By	/s/ Kirk Maurer
Name:	Kirk Maurer
Title:	Co-Director of Research

Name of Lender: Drydan IX - Senior Loan Fund 2005 p.l.c.

By	/s/ Martha Tully
Name:	Martha Tully
Title:	Prudential Investment
Management, Inc. attorney-in-fact

Name of Lender: MFS Floating Rate High Income Fund

By	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

Name of Lender: MFS Floating Rate Income Fund

By	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Jersey Street CLO, Ltd.

		By	/s/ Philip Robbins
		Name:	Philip Robbins
		Title:	Vice President

Name of Lender: Marlboro Street CLO, Ltd

		By	/s/ Philip Robbins
		Name:	Philip Robbins
		Title:	Vice President

Name of Lender:	Canyon Capital CDO 2002-1 Ltd.,
Canyon Capital CDO 2004-1 Ltd.,
Canyon Capital CDO 2006-1 Ltd.,

	By	/s/ Patrick Dooley
		Name:	Patrick Dooley
		Title:	Authorized Signatory
		By:	Canyon Capital Advisors LLC, a
Delaware limited liability
company, its Collateral Manager

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

	by	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

by	/s/
Name:
Title:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

by	/s/
Name:
Title:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

by	/s/
Name:
Title:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

by	/s/
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 4 TO THE
THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: J.P. Morgan Chase Bank, N.A.

	By	/s/ Samantha Hamerman
		Name:	Samantha E. Hamerman
		Title:	Authorized Signatory

Name of Lender: Stone Tower CLO III Ltd.
By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender: Stone Tower CLO VII
By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender: Stone Tower CLO V Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Stone Tower CLO Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Rampart CLO Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Stone Tower CLO VI Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Stone Tower CLO IV Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Granite Ventures II Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Stone Tower Credit Funding I Ltd.
	By:	Stone Tower Debt Fund Management
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Stone Tower CLO II Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

Name of Lender:	Granite Ventures I Ltd.
	By:	Stone Tower Debt Advisors LLC,
As its Collateral Manager

	By	/s/ MICHAEL W. DELPERCIO
		Name:	MICHAEL W. DELPERCIO
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Apidos CDO V
By: Its Investment Advisor Apidos Capital Management, L.L.C.

	By	/s/
Name:
Title:

Name of Lender:	Apidos CDO IV
By: Its Investment Advisor Apidos Capital Management, L.L.C.

	By	/s/
Name:
Title:

Name of Lender:	Apidos CDO III
By: Its Investment Advisor Apidos Capital Management, L.L.C.

	By	/s/
Name:
Title:

Name of Lender:	Apidos CDO II
By: Its Investment Advisor Apidos Capital Management, L.L.C.

	By	/s/
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Apidos CDO I
By: Its Investment Advisor Apidos Capital Management, L.L.C.

	By	/s/
Name:
Title:

Name of Lender:	Apidos Quattro
	By:	Apidos Capital Management, L.L.C.
as collateral manager

	By	/s/
Name:
Title:

Name of Lender:	Silverado CLO 2006-I Limited
	By:	Wells Capital Management
as Portfolio Manager

	By	/s/ Zachary Tyler
		Name:	Zachary Tyler
		Title:	Authorized Signatory

Name of Lender:	KZH Soleil-2 LLC

	By	/s/ Virginia Conway
		Name:	Virginia Conway
		Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

DEUTSCHE BANK AG LONDON BRANCH
By:	DB Services New Jersey, Inc.

by	/s/ Ed Schaffer
	Name:	Ed Schaffer
	Title:	Vice President

by	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

Name of Lender: Clydesdale CLO 2003 Ltd.

by	/s/
Name:
Title:

Nomura Corporate Research
and Asset Management Inc.
as
Collateral Manager

Name of Lender:	Anchorage Advisors Credit Finance, Ltd.

By:	Anchorage Advisors, L.L.C.
Its Investment Manager

by	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Phoenix Multi-Sector Fixed Income Fund

	by	/s/ David M. Byerly
		Name:	David M. Byerly
		Title:	Managing Director

Name of Lender:	Phoenix Multi-Sector Short-Term Bond Fund

	by	/s/ David M. Byerly
		Name:	David M. Byerly
		Title:	Managing Director

Name of Lender:		Inwood Park CDO Ltd.
		By:	Blackstone Debt Advisors L.P.
As Collateral Manager

	by	/s/ Dean T. Criares
		Name:	Dean T. Criares
		Title:	Senior Managing Director

Name of Lender:	Union Square CDO Ltd.
	By:	Blackstone Debt Advisors L.P.
As Collateral Manager

	by	/s/ Dean T. Criares
		Name:	Dean T. Criares
		Title:	Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Prospect Park CDO Ltd.
	By:	Blackstone Debt Advisors L.P.
As Collateral Manager

by	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Name of Lender:	Lafayette Square CDO Ltd.
	By:	Blackstone Debt Advisors L.P.
As Collateral Manager

by	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Name of Lender:	Essex Park CDO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager

by	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Name of Lender:	Loan Funding VI L.L.C.
for itself as agent for Corporate Loan Funding VI
LLC

by	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	Monument Park CDO Ltd.
	By:	Blackstone Debt Advisors L.P.
As Collateral Manager

by	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

GMAM Group Pension Plan Trust I

By:	State Street Bank & Trust Company
as Trustee For GMAM Group Pension Trust I

by	/s/ B. Nature
	Name:	B. Nature
	Title:	AVP

Name of Lender:	The Toronto-Dominion
(New York) LLC

By	/s/ Massod Fikree
	Name:	Massod Fikree
	Title:	Authorized Signatory

Name of Lender:	Dresdner Bank AG, New York
and Grand Cayman Branches

By	/s/ Brian Schneider
	Name:	Brian Schneider
	Title:	Vice President

By	/s/
Name:

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:

by
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By: Oak Hill CLO Management I, LLC		By: Oak Hill CLO Management II, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL CREDIT PARTNERS IV, LIMITED

By: Oak Hill CLO Management III, LLC		By: Oak Hill CLO Management IV, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill Separate Account Management I, LLC

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

OHSF FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHSF II FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

CRP V.

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender:	LMP Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

		By	/s/ Maura K. Connor
			Name:	Maura K. Connor
			Title:	Vice President

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH
By:	DB Services New Jersey, Inc.

		by	/s/ Edward Schaffer
			Name:	Edward Schaffer
			Title:	Vice President

		by	/s/ Deirdre Whorton
			Name:	Deirdre Whorton
			Title:	Assistant Vice President

Name of Lender: WACHOVIA BANK, NA

by	/s/ P. Jeffrey Huth
	Name:	P. Jeffrey Huth
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO THE

THE NEIMAN MARCUS GROUP, INC.
CREDIT AGREEMENT

Name of Lender: Commercebank NA

by	/s/ Brian Hanley
	Name:	Brian Hanley
	Title:	Vice President

by	/s/ Francisco Rivero
	Name:	Francisco Rivero
	Title:	Senior Vice President